EX-99.CERT 10(b)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350, and accompanies the report on Form N-CSR for the period ended July 31, 2003 of Connecticut Daily Tax Free Income Fund, Inc.; ( the "Company").

Each of the undersigned officers of the Company hereby certify that, to the best of such officer's knowledge:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  September 29, 2003             /s/ Steven W. Duff
                                      Steven W. Duff
                                      Chief Executive Officer



                                      /s/ Richard De Sanctis
                                      Richard De Sanctis
                                      Chief Financial Officer